EXHIBIT 10.7




                                January 15, 2002


Arol I. Buntzman
35 E. Grassy Sprain Road
Suite 200
Yonkers, NY  10710

Dear Arol:

This will confirm our agreement regarding the shares of capital stock of Educational Video Conferencing, Inc. owned by us. Until December 31, 2002 all of such shares shall be voted as you direct on any matter requiring the vote or consent of shareholders.

                                          Sincerely yours,


                                          s/ Richard Goldenberg
                                          -----------------------------------
                                          Richard Goldenberg


                                          s/ Bonnie Goldenberg
                                          -----------------------------------
                                          Bonnie Goldenberg
AGREED:


s/  Arol I. Buntzman
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Arol I. Buntzman